Exhibit 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Thomas R Johnson, Chief Executive Officer and Chief Financial Officer of Call Now, Inc. (the “Registrant”), certify, pursuant to 18 U.S.C.
§ 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1) The Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
October 31, 2005
/s/ Thomas R. Johnson
Thomas R. Johnson
Principal Executive Officer and
Principal Financial Officer

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